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                            SECURITIES AND EXCHANGE
                                   COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) June 11, 2002

                             UFP TECHNOLOGIES, INC.
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             (Exact Name Of Registrant As Specified In Its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

           001-12648                                   04-2314970
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   (Commission File Number)                (I.R.S. Employer Identification No.)

 172 EAST MAIN STREET, GEORGETOWN,  MA                             01833-2107
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(Address of Principal Executive Offices)                           (Zip Code)

                                 (978) 352-2200
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 4.           CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a)      Information required by Item 304(a)(1) of Regulation S-K.

         (i) Arthur Andersen LLP was dismissed as the Registrant's independent accountants effective as of the close of business on June 11, 2002.

         (ii) The reports of Arthur Andersen LLP on the consolidated financial statements of the Registrant at December 31, 2000 and December 31, 2001, and for the three years ended December 31, 2001, contain no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

         (iii) The decision to change accountants was recommended by the Audit Committee of the Registrant's Board of Directors, and approved by the full Board of Directors of the Registrant.

         (iv) In connection with its audits for the two most recent fiscal years and through March 31, 2002, there have been no disagreements with Arthur Andersen LLP on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Arthur Andersen LLP would have caused Arthur Andersen LLP to make reference thereto in their report on the financial statements for such years.

         (v) During the two most recent fiscal years and through March 31, 2002 there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

(b) The Registrant has requested that Arthur Andersen LLP provide it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated June 17, 2002, is filed as Exhibit 16 to this Form 8-K.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

(c)      Exhibits

EXHIBIT NO.        DESCRIPTION

   16 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated June 17, 2002.


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                                 EXHIBIT INDEX

EXHIBIT NO.        DESCRIPTION

   16 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated June 17, 2002.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 17, 2002                 UFP TECHNOLOGIES, INC.



                                     By: /s/ Ronald J. Lataille
                                         -----------------------------------
                                         Ronald J. Lataille, Chief Financial
                                         Officer and Vice President